                                                                     EXHIBIT 4.1
                                                                     -----------

COMMON STOCK                                                       COMMON STOCK


                             SYNBIOTICS Corporation

NUMBER                                                                   SHARES
SY



INCORPORATED UNDER THE LAWS                  SEE REVERSE FOR STATEMENTS RELATING
OF THE STATE OF CALIFORNIA                                TO RIGHTS, PREFERENCES
                                             PRIVILEGES AND RESTRICTIONS, IF ANY

THIS CERTIFIES THAT                                            CUSIP 871566 10 5



IS THE RECORD HOLDER OF

          FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, OF
                            SYNBIOTICS CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

    Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


    Secretary                                                       President


COUNTERSIGNED AND REGISTERED:
 FIRST INTERSTATE BANK OF CALIFORNIA
              TRANSFER AGENT AND REGISTRAR


BY

                             AUTHORIZED SIGNATURE

A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares and upon the holders thereof as established, from time to time, by the Articles of Incorporation of the Corporation and by any certificate of determination, and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon written request and without charge from the Secretary of the Corporation at its corporate headquarters.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulation:

TEN COM - as tenants in common                                        UNIF GIFT MIN ACT-.................Custodian..................

TEN ENT - as tenants by the entireties                                                 (Cust)                   (Minor)
JT TEN - as joint tenants with right of                                            under the Uniform Gifts to Minors
         survivorship and not as tenants                                               Act..........................................
         in common
                                                                                              (State)
                                                                      UNIF TRF MIN ACT - ..........Custodian (until age.........)
                                                                                         ...........under Uniform Transfers
                                                                                       (Minor)
                                                                                         to Minors Act.............................
                                                                                                                (State)

    Additional abbreviations also may be used though not in the above list.

FOR VALUE RECEIVED, ______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

___________________
|                 |
|_________________|

--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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------------------------------------------------------------------------ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


---------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________

                                    X
                                     ----------------------------------------
                                    X
                                     ----------------------------------------
                                    NOTICE:  THE SIGNATURE(S) TO THIS ASSIGNMENT
                                             MUST CORRESPOND WITH THE NAME(S)
                                             AS WRITTEN UPON THE FACE OF THE
                                             CERTIFICATE IN EVERY PARTICULAR,
                                             WITHOUT ALTERATION OR
                                             ENLARGEMENT OR ANY CHANGE
                                             WHATEVER.
Signature(s) Guaranteed

By______________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.